Exhibit 10.6

                                  AMENDMENT TO
                               SERVICING AGREEMENT



        This Amendment to Servicing Agreement (the "Amendment") is made and entered into as of the 1st day of July, 2003, by and between EMT Corp., an Indiana corporation ("EMT") and EFS Services, Inc., an Indiana corporation ("EFS Services").

        WHEREAS, EFS Services and EMT entered into a Loan Servicing Agreement dated May 15, 1998 (the "Servicing Agreement"), pursuant to which EFS Services agreed to act as the primary servicer for student loans held by EMT in consideration of a monthly servicing fee equal to 1/12th of 1.20% of the outstanding principal balance of EMT's student loans as of each month end;

        WHEREAS, EFS Services and Nelnet Loan Services, Inc., a Nebraska corporation ("Nelnet Loan Services") have entered into a Subservicing Agreement dated as of February 1, 2002 (the "Subservicing Agreement"), pursuant to which Nelnet Loan Services agreed to process and subservice EMT's student loans in consideration of receipt of the fees payable to EFS Services under the Servicing Agreement;

        WHEREAS, on December 18, 2001, EFS Services and EMT modified the servicing fee payable under the Servicing Agreement; and

        WHEREAS, EFS Services and EMT wish to execute this agreement setting forth such modification.

        NOW, THEREFORE, the parties agree as follows:

        1. Section 2.4 of the Servicing Agreement is hereby amended to read in its entirety as follows:

               SECTION 2.4. Term and Fees. The Servicer agrees to service all Loans submitted by the Issuer for the life of the Loan. The Issuer agrees to pay the Servicer a monthly fee equal to: $1.27 for loans in school, $2.34 for loans in grace, $2.60 for loans in repayment, forbearance and deferment, and $15.91 for loans in default. Such fee shall be payable within 10 days of receipt by the Issuer of an invoice detailing such fee.



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        In Witness Whereof, the parties have executed this Amendment as of the date first written above.

                                     EMT CORP.


                                     By:   /s/ Jim Kruger
                                           -------------------------------------
                                     Name:  Jim Kruger
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     EFS SERVICES, INC.


                                     By: /s/ Mike Dunlap
                                         ---------------------------------------
                                     Name:  Mike Dunlap
                                           -------------------------------------
                                     Title: Chief Executive Officer
                                            ------------------------------------